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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K


        Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 23, 1996
                                                 -----------------


             FrontierVision Operating Partners, L.P.
                FrontierVision Capital Corporation
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   (Exact names of Registrants as specified in their charters)

                             Delaware
                             Delaware
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  (State or other jurisdiction of incorporation or organization)



            333-09535                       84-1316775
            333-09535-01                    84-1353734
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    (Commission File Number)             (I.R.S. Employer
                                     Identification Numbers)

   1777 South Harrison Street
           Suite P-200
        Denver, Colorado                      80210
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      (Address Of principal                 (Zip Code)
       executive offices)

                          (303) 757-1588
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        Registrants' telephone number, including area code


                          Not applicable
-------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)




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Item 4. Changes in Registrant's Certifying Accountant

     The following report is being filed by FrontierVision Operating Partners, L.P., a Delaware limited partnership ("FVOP"), and FrontierVision Capital Corporation, a Delaware corporation ("Capital"). FVOP is an indirect wholly-owned subsidiary of its general partner FrontierVision Partners, L.P. ("FVP"). FVP was formed on April 17, 1995; Capital was organized on July 26, 1996. These dates are collectively referred to herein as the "Formation." FVOP and Capital are co-issuers of 11% Senior Subordinated Notes due 2006 that were sold in a registered public offering on October 2, 1996.

     Arthur Andersen LLP ("AA") was dismissed with the approval of the Board of Directors of Capital and the Board of Directors of FVP's ultimate corporate general partner on October 23, 1996. None of AA's reports on the financial statements of FVOP and Capital contained an adverse opinion or disclaimer of opinion, nor was any report modified as to uncertainty, audit scope, or accounting principle. Since Formation and through the date of dismissal, neither FVOP nor Capital has had any disagreement with AA on any matter of accounting principle or practice , financial statement disclosure, or auditing scope or procedure, and AA has not modified any report on the financial statements of FVOP or Capital. No events reportable under Item 304(a)(1)(v) of Regulation S-K have occurred with respect to either FVOP or Capital during the period since Formation through the date of dismissal.

     On October 24, 1996, KPMG Peat Marwick LLP ("KPMG") was engaged as the principal auditor for FVOP and for Capital. KPMG has had an opportunity to review this disclosure prior to filing with the Securities and Exchange Commission. In July 1995, KPMG was engaged by FVOP primarily as a consultant. KPMG provided tax advice in connection with the formation of FVOP and Capital and with respect to the initial acquisitions by FVOP of cable television systems from United Video Cablevision, Inc. Since Formation and through the date of this report, KPMG has not performed auditing services for FVOP or Capital, nor has the Company consulted with KPMG regarding accounting principles or practices, financial statement disclosure, or internal controls. KPMG has not advised FVOP or Capital that information had come to KPMG's attention that would preclude it from relying on management's representations or on financial statements prepared by management.

Item 7. Financial Statements and Exhibits.

  16.1  Letter from Arthur Andersen LLP dated October 28, 1996.



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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                           FRONTIERVISION OPERATING PARTNERS, L.P.

                            By: FrontierVision Partners, L.P., its
                                general partner,

                                 By: FVP GP, L.P., its general
                                     partner

                                 By: FrontierVision Inc., its
                                     general partner


Dated:  October 29, 1996         By: /s/ James C. Vaughn
                                     -----------------------------
                                     James C. Vaughn
                                     President and Chief Executive
                                     Officer



                            FRONTIERVISION CAPITAL CORPORATION


Dated:  October 29, 1996    By:  /s/ James C. Vaughn
                                 ---------------------------------
                                 James C. Vaughn